Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events
12.	Subsequent Events

(a) Share Buy-Back Plan: Subsequent to the balance sheet date and up to August 4, 2023, the Company re-purchased and cancelled 164,493 common shares of gross value $146.

(b) Nordea Bank refinancing: On August 4, 2023, the Company refinanced the existing outstanding loan including interest of the amount of $17,886 with Nordea bank which was initially entered to partially finance the acquisition of the vessels “Blue Moon” and “Briolette” as discussed above (see Note 7), with a revolving credit in an aggregate amount not exceeding $20,000 at any one time and will pay arrangement fees of $140. The new loan has a duration of 5 years from the signing date of the agreement, it will be paid in quarterly installments of the amount of $833 with the remaining amount of $3,340 to be paid on the maturity date and will bear variable interest at SOFR plus a fixed margin of 2.5% per annum.